Supplement to the
Fidelity® MSCI Real Estate Index ETF
November 29, 2022
Summary Prospectus

Amy Whitelaw no longer serves as a Portfolio Manager of the fund.
The following information replaces similar information found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.
Jennifer Hsui (Portfolio Manager) has managed the fund since 2015.
Paul Whitehead (Portfolio Manager) has managed the fund since 2022.
T16-SUSTK-0223-102 1.9887430.102	February 22, 2023